SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 26, 1997

                The Originators listed below under a Pooling and
                Servicing Agreement, dated as of August 31, 1997,
                  providing for the issuance of The Money Store
                    Asset-Backed Certificates, Series 1997-C.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.

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              Exact name of registrant as specified in its charter)

      *                       333-32775                             *
----------------         ------------------                   ----------------
(State or other          (Commission File                     (IRS Employer ID
jurisdiction of          Number)                              Number)
incorporation)
                         ------------------------
                         *--See Schedule A


2840 Morris Avenue, Union, New Jersey                            07083
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(Address of principal executive offices)                      (Zip Code)


Registrants' Telephone Number,
 including area code:                             (908) 686-2000
                                                  ---------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                    SCHEDULE


                                                                  IRS
                                            STATE               EMPLOYER
                                             OF             IDENTIFICATION
         REGISTRANT                     INCORPORATION            NUMBER
         ----------                     -------------       ---------------

TMS Mortgage Inc.                        New Jersey           22-3217781
The Money Store/D.C. Inc.                  D.C.               22-2133027
The Money Store/Minnesota Inc.           Minnesota            22-3003495
The Money Store Home Equity Corp.        Kentucky             22-2522232
The Money Store/Kentucky Inc.            Kentucky             22-2459832

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

EXHIBIT NO.

23.1      Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TMS MORTGAGE INC.
                                THE MONEY STORE/D.C. INC.
                                THE MONEY STORE/MINNESOTA INC.
                                THE MONEY STORE HOME EQUITY CORP.
                                THE MONEY STORE/KENTUCKY INC.


                                By: /s/  Harry Puglisi
                                Name:  Harry Puglisi
                                Title: Treasurer



Dated:  September 26, 1997

                                  EXHIBIT INDEX

EXHIBIT

23.1     Consent of Coopers & Lybrand L.L.P.